UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                               August 24, 2004
                               ---------------



                         FOODARAMA SUPERMARKETS, INC.
                         ----------------------------
              (Exact name of registrant as specified in charter)



       New Jersey                     1-5745-1                     21-0717108
------------------------------------------------------------------------------
     (State or other jurisdiction    (Commission                  (IRS Employer
         of incorporation)            File Number)           Identification No.)



       Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
       ---------------------------------------------------------------
       (Address of principal executive offices)              (Zip code)



      Registrant's telephone number, including area code: (732)462-4700

Item 8.01. Other Events



           As of July 19, 2004 the Third Amended and Restated Revolving Credit and Term Loan Agreement was amended to increase the amount of Adjusted Capex for fiscal 2004 to $5,100,000 and decrease the amount of Adjusted Capex for fiscal 2005 to $4,000,000. The amendment realigned the annual limits on Adjusted Capex to more closely follow the timing of Foodarama Supermarkets Inc.'s (the "Company", which may be referred to as we, us or our) store remodeling program.



           As of August 24, 2004 the Third Amended and Restated Revolving Credit and Term Loan Agreement was amended to allow the Company to borrow under the revolving credit facility, on any Tuesday and on any Wednesday, up to $3,000,000 in excess of the availability under the borrowing base limitation of 65% of eligible inventory as long as a like amount of cash and cash equivalents are on hand at store level or in transit to the Company's banks. This provision will expire on January 15, 2005.

Item 9.01. Financial Statements and Exhibits


         Exhibit No.          Description
         -----------          -----------
           10.32 Amendment No. 5 to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 19, 2004.

           10.33 Amendment No. 6 to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 24, 2004.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   FOODARAMA SUPERMARKETS, INC.
                                                   ----------------------------
                                                             (REGISTRANT)


                                                   By: /S/ Michael Shapiro
                                                       Michael Shapiro
                                                       Senior Vice President
                                                       Chief Financial Officer


Date: August 27, 2004

                                                                 EXHIBIT 10.32

                               AMENDMENT NO. 5
                                      TO
          THIRD AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT

      THIS AMENDMENT NO. 5 (this "Amendment") is entered into as of July ___, 2004 by and among NEW LINDEN PRICE RITE, INC., a New Jersey corporation ("New Linden"), FOODARAMA SUPERMARKETS, INC., a New Jersey corporation ("Parent" and, together with New Linden, each a "Borrower" and collectively, the "Borrowers"), the Guarantors signatory hereto, the lenders set forth on the signature pages hereto (such lenders with their respective permitted successors and assigns, each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC (successor by merger to GMAC Business Credit,
LLC) as agent for Lenders (in such capacity together with any successor thereto in such capacity, the "Agent").

                                  BACKGROUND
      Borrowers, Guarantors, Agent and Lenders are parties to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  (a) Section I of the Loan Agreement is amended by adding the following defined terms in their appropriate alphabetical order to provide as follows:

            "Amendment No. 5" shall mean Amendment No. 5 to this Agreement
             ---------------
            dated as of July ___, 2004 by and among the Borrowers, Guarantors, Agent and Lenders.

            "Amendment No. 5 Effective Date" shall mean July ___,2004.

        (b) Section 7.10 (a) of the Loan Agreement is amended in its entirety to provide as follows:

                (a) Adjusted Capex in any Fiscal Year in an aggregate amount in excess of the following amounts for the Parent and its Subsidiaries on a Consolidated basis:

-------------------------------------------------------------
Fiscal Year                                  Adjusted Capex
-------------------------------------------------------------

-------------------------------------------------------------
Fiscal Year 2000                              $7,446,000
-------------------------------------------------------------
Fiscal Year 2001                             $12,039,000
-------------------------------------------------------------
Fiscal Year 2002                              $7,800,000
-------------------------------------------------------------
Fiscal Year 2003                              $5,740,000
-------------------------------------------------------------
Fiscal Year 2004                              $5,100,000
-------------------------------------------------------------
Fiscal Year 2005                              $4,000,000
-------------------------------------------------------------
Fiscal Year 2006 and each Fiscal Year         $6,900,000
thereafter
-------------------------------------------------------------


         (c) Schedule 4.06(a) to the Loan Agreement is amended in its entirety and replaced with Schedule 4.06(a) attached hereto.

         3. Conditions of Effectiveness. This Amendment shall become effective upon the receipt by Agent and Lenders of (a) five (5) originals of this Amendment, duly executed by each Borrower and consented to by each Guarantor and (b) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         4. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrowers and Guarantors and are enforceable against Borrowers and Guarantors in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Borrower and Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) After giving effect to this Amendment, no Event of Default or Default has occurred (other than the Designated Defaults, as defined in each of Consent, Waiver and Amendment No. 2 to Loan Agreement dated January 21, 2003 and that certain waiver letter agreement dated January 15, 2004, each among Agent, Lenders, Borrowers and Guarantors) and is continuing or would exist.

(d) No Borrower or Guarantor has any defense, counterclaim or offset with respect to the Loan Agreement.

         5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.


        6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    NEW LINDEN PRICE RITE, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    FOODARAMA SUPERMARKETS, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Agent

                                    By:
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Lender

                                    By:
                                    Name:
                                    Title:


                 [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                  [CONTINUED SIGNATURES TO AMENDMENT NO. 5]


                                    THE BANK OF NEW YORK,
                                    as Lender

                                    By:
                                    Name:
                                    Title:


                                    CITIZENS BUSINESS CREDIT COMPANY,
                                    as Lender

                                    By:
                                    Name:
                                    Title:


                                    NATIONAL CONSUMER COOPERATIVE BANK (d/b/a
                                    National Cooperative Bank), as Lender

                                    By:
                                    Name:
                                    Title:


                                    CONSENTED AND AGREED TO:


                                    SHOP RITE OF READING, INC.,
                                    as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    SHOP RITE OF MALVERNE, INC.,
                                    as Guarantor

                                    By:
                                    Name:
                                    Title:

                              Schedule 4.06(a)

                                Litigation



Litigation schedule intentionally left blank.

                                                                 EXHIBIT 10.33
                               AMENDMENT NO. 6
                                      TO
          THIRD AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT

      THIS AMENDMENT NO. 6 (this "Amendment") is entered into as of August 24, 2004 by and among NEW LINDEN PRICE RITE, INC., a New Jersey corporation ("New Linden"), FOODARAMA SUPERMARKETS, INC., a New Jersey corporation ("Parent" and, together with New Linden, each a "Borrower" and collectively, the "Borrowers"), the Guarantors signatory hereto, the lenders set forth on the signature pages hereto (such lenders with their respective permitted successors and assigns, each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC (successor by merger to GMAC Business Credit,
LLC) as agent for Lenders (in such capacity together with any successor thereto in such capacity, the "Agent").
                                  BACKGROUND

      Borrowers, Guarantors, Agent and Lenders are parties to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

       2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                (a) Section I of the Loan Agreement is amended by adding the following defined terms in their appropriate alphabetical order to provide as follows:

                  "Amendment No. 6" shall mean Amendment No. 6 to this
                   ---------------
                  Agreement dated as of August 24, 2004 by and among the Borrowers, Guarantors, Agent and Lenders.

                  "Amendment No. 6 Effective Date" shall mean August 24, 2004.
                   ------------------------------

                  "Amendment No. 6 Fee" shall mean a $25,000 fee payable in
                   -------------------
                  immediately available funds by Borrowers to Agent, for the ratable benefit of Lenders, as consideration for entering into Amendment No. 6, which shall be deemed earned in full by Agent and Lenders on the Amendment No. 6 Effective Date.

                (b) Section I of the Loan Agreement is amended by amending the following defined term in its entirety to provide as follows:

                      "In-Transit Cash Borrowing Base Inclusion" shall mean an amount equal to (a) on each Tuesday and Wednesday during the period beginning on August 24, 2004, and ending on January 15, 2005, the lesser of (i) $3,000,000 and (ii) Cash on Hand of Borrowers and (b) at all other times, $0.

      3. Conditions of Effectiveness. This Amendment shall become effective upon the receipt by Agent and Lenders of (a) five (5) originals of this Amendment, duly executed by each Borrower and consented to by each Guarantor, (b) the Amendment No. 6 Fee, which may be charged to Borrowers' account and (c) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrowers and Guarantors and are enforceable against Borrowers and Guarantors in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower and Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) After giving effect to this Amendment, no Event of Default or Default has occurred (other than the Designated Defaults, as defined in each of Consent, Waiver and Amendment No. 2 to Loan Agreement dated January 21, 2003 and that certain waiver letter agreement dated January 15, 2004, each among Agent, Lenders, Borrowers and Guarantors) and is continuing or would exist.

            (d) No Borrower or Guarantor has any defense, counterclaim or offset with respect to the Loan Agreement.

      5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    NEW LINDEN PRICE RITE, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    FOODARAMA SUPERMARKETS, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Agent

                                    By:
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Lender

                                    By:
                                    Name:
                                    Title:


                 [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                  [CONTINUED SIGNATURES TO AMENDMENT NO. 6]


                                    THE BANK OF NEW YORK,
                                    as Lender

                                    By:
                                    Name:
                                    Title:


                                    CITIZENS BUSINESS CREDIT COMPANY,
                                    as Lender

                                    By:
                                    Name:
                                    Title:


                                    NATIONAL CONSUMER COOPERATIVE BANK (d/b/a
                                    National Cooperative Bank), as Lender

                                    By:
                                    Name:
                                    Title:


                                    CONSENTED AND AGREED TO:


                                    SHOP RITE OF READING, INC.,
                                    as Guarantor

                                    By:
                                    Name:
                                    Title:


                                    SHOP RITE OF MALVERNE, INC.,
                                    as Guarantor

                                    By:
                                    Name:
                                    Title: